United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  October 7, 2014

FLINT HILLS RESOURCES HOUSTON CHEMICAL, LLC

(formerly known as PL Propylene LLC and as successor by merger to PetroLogistics LP)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35529 333-190106 Commission File Number	20-8366084 (IRS Employer Identification No.)

4111 E. 37th St. North

Wichita, KS  67220-3203
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (316) 828-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 7, 2014, Flint Hills Resources Houston Chemical, LLC (the “Company”) issued a press release announcing that the Company and FHR Houston Chemical Finance Corp. (“Finance Corp.” and together with the Company, the “Issuers”) are soliciting consents from holders of the Issuers’ outstanding 6.25% Senior Notes due 2020 (the “Notes”) to approve amendments to the Indenture relating to the Notes.

A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

Number	Exhibit
99.1	Press Release dated October 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLINT HILLS RESOURCES HOUSTON CHEMICAL, LLC

By:	/s/ Wade Marquardt
Wade Marquardt
Treasurer

Date:  October 7, 2014

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated October 7, 2014